UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 7, 2009

Pinpoint Advance Corp.
(Exact name of small business issuer as specified in its charter)

Delaware	20-1144642
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

000-52562
(Commission File Number)

4 Maskit Street, Herzeliya, Israel 46700
(Address of principal executive offices)

972 9-9500245
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment ofPrincipal Officers

On December 6, 2009, Mr. Jacob Perry tendered his resignation as a director of Pinpoint Advance Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINPOINT ADVANCE CORP.

Date: December 8, 2009	By: /s/ Ronen Zadok
Ronen Zadok Chief Financial Officer